UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 28, 2015

INTEGRATED SILICON SOLUTION, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23084	77-0199971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1623 Buckeye Drive

Milpitas, CA 95035

(Address of principal executive offices, including zip code)

(408) 969-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 28, 2015, Integrated Silicon Solution, Inc. (the “Company”), Uphill Investment Co. (“Parent”) and Indigo Acquisition Sub, a wholly owned subsidiary of Parent (“Merger Sub”), entered into an amendment (the “Amendment”) to that certain Agreement and Plan of Merger, dated as of March 12, 2015, between the Company and Parent and joined by Merger Sub pursuant to a Joinder Agreement (the “Merger Agreement”).

The Amendment provides, among other things, that (i) the parties have agreed to a plan for the pre-closing portions of the Taiwan Plan (as defined in the Merger Agreement), (ii) the parties agree to abide by certain additional covenants concerning cooperation in implementing the Taiwan Plan, including the pre-closing portions of the Taiwan Plan, (iii) in the event the Merger Agreement is terminated in certain circumstances, Parent will reimburse the Company for certain costs and expenses incurred by the Company, subject to certain limitations, in connection with the implementation of the pre-closing portions of the Taiwan Plan, (iv) the Taiwan Reverse Termination Fee (as defined in the Merger Agreement) is deleted from the Merger Agreement and deemed null and void, and any circumstances under which the Taiwan Reverse Termination Fee would have been payable by Parent shall instead require payment of the larger reverse termination fee of $19,168,150 and (v) the Company Escrow Amount (as defined in the Merger Agreement) shall be released to the Company within five (5) Business Days of the receipt of the Requisite Stockholder Approval (as defined in the Merger Agreement).

The foregoing summary of the Amendment does not purport to be complete and is subject to and qualified in its entirety by, the full text of the Amendment, which is attached to this report as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of April 28, 2015, by and among Uphill Investment Co., Indigo Acquisition Sub, and Integrated Silicon Solution, Inc. *

*	Certain schedules and exhibits to this agreement have been have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED SILICON SOLUTION, INC.

By:	/s/ John M. Cobb
John M. Cobb Chief Financial Officer

Date: April 28, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of April 28, 2015, by and among Uphill Investment Co., Indigo Acquisition Sub, and Integrated Silicon Solution, Inc. *

*	Certain schedules and exhibits to this agreement have been have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.